SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                   Securities Act of 1934

                Date of Report: May 5, 1995

                 REPUBLIC NEW YORK CORPORATION
     (Exact name of registrant as specified in its charter)


       Maryland                   1-7436             13-2764867
(State or other jurisdiction  (Commission file      (IRS Employer
 of incorporation)                 number)        Identification No.)


    452 Fifth Avenue, New York, New York              10018
  (Address of principal executive offices)           (Zip Code)


  Registrant's telephone number, including area code: (212) 525-6100


Item 5.     Other Events

     The Corporation's press release dated May 5, 1995 announcing the beginning of the implementation phase of its previously announced company-wide project to improve operating efficiencies and reduce costs is incorporated by reference in this Current Report on Form 8-K and a copy of such press release is attached hereto as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

     c.  Exhibits

          99           Press release dated May 5, 1995
                       announcing the beginning of the
                       implementation phase of the Corporation's company-wide project to improve operating efficiencies and reduce costs.


                    SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT
OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED
ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                   REPUBLIC NEW YORK CORPORATION

                                By:    Patricia J. Howard
                                    ____________________________
                                       First Vice President

Date: May 5, 1995